UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 13, 2019 (May 13, 2019)

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A Shares	OZM	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e) On May 13, 2019, the shareholders of Och-Ziff Capital Management Group Inc. (the “Company”) approved the adoption of an amendment (the “Plan Amendment”) to the Company’s 2013 Incentive Plan (as amended, the “Amended 2013 Plan”), which was previously approved by the Company’s Compensation Committee and Board of Directors. The Amended 2013 Plan provides that the Company or certain participating subsidiaries or affiliates may grant or sell equity-based awards based on or consisting of Class A Shares, Class B Shares, and interests in the members of the Oz Operating Group.
A summary of the Plan Amendment was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2019 (the “Definitive Proxy Statement”) in connection with the 2019 Special Meeting of Shareholders, under the section entitled “Proposal No. 1—Approval of the Adoption of the Plan Amendment to the Och-Ziff Capital Management Group LLC 2013 Incentive Plan” beginning on page 7 of the Definitive Proxy Statement. The summary of the Plan Amendment in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Plan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Securities Holders.
(a)A Special Meeting of Shareholders of the Company was held on May 13, 2019.
(b)At the Special Meeting, the Shareholders approved the adoption of the amendment of the Company’s 2013 Incentive Plan. Set forth below is the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

Votes For	33,761,219
Votes Against	1,613,912
Abstentions	110,315
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Och-Ziff Capital Management Group LLC 2013 Incentive Plan, effective May 13, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director
May 13, 2019